Exhibit 99.1

CULP ANNOUNCES RESULTS FOR FOURTH QUARTER AND FISCAL 2024,

PROVIDES UPDATE ON RESTRUCTURING INITIATIVES

HIGH POINT, N.C. (June 27, 2024) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the fourth quarter and fiscal year ended April 28, 2024.

Fiscal 2024 Fourth Quarter Financial Summary

▪
Net sales for the fourth quarter of fiscal 2024 were $49.5 million, down 19.4 percent compared with the prior-year period, with mattress fabrics sales down 16.1 percent, and upholstery fabrics sales down 22.6 percent.
▪
Loss from operations was $(4.2) million (which included $204,000 in restructuring expense during the period), compared with a loss from operations of $(4.0) million for the prior-year period (which included $70,000 in restructuring expense during the period).
▪
Net loss was $(4.9) million, or $(0.39) per diluted share, compared with a net loss of $(4.7) million, or $(0.38) per diluted share, for the prior-year period. The effective tax rate for the fourth quarter was negative (19.8) percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.
▪
The company maintained a solid financial position, with its balance sheet reflecting $10.0 million of total cash and no outstanding borrowings as of April 28, 2024. Total liquidity as of April 28, 2024, was $32.5 million (consisting of $10.0 million in cash and $22.5 million in borrowing availability under the company's domestic and foreign credit facilities).

Fiscal 2024 Full Year Financial Summary

▪
Net sales for fiscal 2024 were $225.3 million, down 4.1 percent from the prior year, with mattress fabrics sales up 4.8 percent and upholstery fabrics sales down 12.1 percent.
▪
Loss from operations was $(11.3) million (which included $676,000 in restructuring and related expenses during the period), compared with a loss from operations of $(28.5) million for the prior year (which included approximately $9.9 million relating to certain inventory impairment and other charges and restructuring and related expenses during the period).
▪
Net loss was $(13.8) million, or $(1.11) per diluted share, compared with a net loss of $(31.5) million, or $(2.57) per diluted share, for the prior year. The effective tax rate for fiscal 2024 was negative (28.3) percent, reflecting the company's mix of taxable income between its U.S. and foreign jurisdictions during the period.

Restructuring Plan Update

The restructuring plan announced on May 1, 2024, primarily focused on the company's mattress fabrics segment, is progressing as planned.

▪
Expect to achieve $10.0 - $11.0 million in annualized savings and operating improvements after restructuring initiatives are fully implemented by the end of the calendar year, with most of the restructuring benefit realized during the second half of fiscal 2025.
▪
Expect a return to break-even operating results at currently depressed industry demand levels post restructuring.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

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Expect to incur cash restructuring and restructuring-related costs and charges of approximately $2.5 million, the majority of which are anticipated to be incurred in the first half of fiscal 2025. The company expects to fund these cash costs primarily with the sale of excess manufacturing equipment.
▪
Expect to receive at least $10.0 - $12.0 million in cash proceeds (net of all taxes and commissions) from the sale of real estate associated with the restructuring plan.
▪
Also expect to incur non-cash restructuring and restructuring-related costs and charges of approximately $5.4 million (excluding any gain from the sale of real estate).
▪
Assuming the completion of all restructuring actions and the sale of associated real estate by the end of fiscal 2025, the company currently projects its cash as of the end of fiscal 2025 to be higher than its $10.0 million in cash as of the end of fiscal 2024.

CEO Commentary

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “Our sales and operating results for the fourth quarter were in line with our expectations announced on May 1, 2024. These results reflected weakness in industry demand in both of our businesses, driven primarily by ongoing macro-economic headwinds. Our sales performance for the fourth quarter was also affected to some degree by the timing of orders, as many of our larger customers experienced extremely slow conditions beginning in January. We posted solid year-over-year sales gains in both businesses during our fiscal third quarter, and we were making progress towards our stated improvement goals. However, we faced a significant decline in order levels during our fourth quarter, related to demand pressures our customers faced early in the calendar year.

"This impact on fourth quarter revenue, along with ongoing macro-challenges, led us to take aggressive action to bring our manufacturing costs and capacity in line with current and expected demand. We announced a major restructuring plan in early May, with a primary focus on our mattress fabrics segment, and we are making steady progress on the execution of this restructuring initiative. The announced adjustments, once fully implemented, will enable us to grow more efficiently and profitably with a lower level of fixed costs. Importantly, these strategic steps do not limit our ability to grow the business, but instead allow us to better optimize our global mix of manufacturing capabilities and long-term sourcing partners. Also, we are extremely grateful for the support we have received from our valued customers, suppliers, and employees, and we are confident that the strength of these relationships will help drive our recovery.

“Despite the headwinds, there were some positive indicators within CULP’s business during fiscal 2024, including (1) significant year-over-year operating improvement (though still a loss and below intended targets); (2) consistent operating profits in our upholstery fabrics business; (3) year-over-year sales growth in our mattress fabrics segment; and (4) strong product innovation and placements in both segments, positioning us for a return to higher sales growth as macro conditions improve. We are encouraged by our solid market position in both businesses, and with our restructuring actions well underway, we believe we are on track to return to profitability post-restructuring even if market conditions remain at their currently depressed levels.

“We also maintained a solid balance sheet during the fourth quarter, with a focus on prudent financial management, and we are taking proactive steps to ensure the long-term success of our business. We are diligently focused on executing our restructuring initiatives, and therefore strengthening our balance sheet, optimizing our operations and cost structure, and supporting our customers, while also continuing to win new placements with our innovative product portfolio.

"As we look ahead to fiscal 2025, we expect industry conditions will remain pressured for some time, but we believe our fiscal 2024 fourth quarter revenue levels represented a bottom point for CULP. We believe the strategic actions we are taking will position us for profitable growth opportunities, and we remain committed to delivering sustainable results and enhancing value for our shareholders over the long term," added Culp.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

Business Segment Highlights

Mattress Fabrics Segment (“CHF”) Summary

▪
Sales for this segment were $25.8 million for the fourth quarter, down 16.1 percent compared with sales of $30.7 million in the fourth quarter of fiscal 2023.

▪
Sales were pressured during the quarter by further weakness in the domestic mattress industry, driven by a challenging macro-economic environment that is affecting consumer discretionary spending and housing markets.

▪
Operating loss was $(2.9) million for the fourth quarter, compared to an operating loss of $(2.5) million operating loss in the prior-year period. Operating performance for the quarter was primarily pressured by lower sales and operating inefficiencies.

▪
For fiscal 2024, sales were $116.4 million, up 4.8 percent compared with sales of $111.0 million for fiscal 2023. This year-over-year increase was driven by higher sales for the first nine months of fiscal 2024 (primarily due to new fabric and sewn cover placements priced in line with current costs), partially offset by lower sales during the fourth quarter of fiscal 2024.

▪
For the full year, operating loss was $(6.8) million for fiscal 2024, compared with an operating loss of ($18.7) million for fiscal 2023. The decrease in CHF's operating loss for fiscal 2024, as compared to the prior-year period (which was negatively affected by certain inventory impairment charges and losses from inventory close out sales), was primarily due to higher sales through the first nine months of fiscal 2024 as described above, along with better inventory management. These factors were partially offset by higher SG&A expense during fiscal 2024, as well as production inefficiencies relating to certain new product launches.

Upholstery Fabrics Segment (“CUF”) Summary

▪
Sales for this segment were $23.8 million for the fourth quarter, down 22.6 percent compared with sales of $30.7 million in the fourth quarter of fiscal 2023.

▪
Sales for CUF's residential fabric business were lower than the prior-year period, driven primarily by further deterioration in residential home furnishing sales, as well as the timing of the Chinese New Year holiday (which this year fell primarily in the fourth quarter, rather than the third quarter). Additionally, approximately 3.0 percent of the 22.6 percent decline in sales was related to a one-time customer payment (based on newly negotiated terms) received during the fourth quarter of fiscal 2023 that did not recur during the fourth quarter of fiscal 2024.

▪
Demand remained solid for CUF’s hospitality/contract business during the fourth quarter, with sales for this business accounting for approximately 38.0 percent of CUF's total sales.

▪
Operating income was $975,000 for the fourth quarter, compared with operating income of $1.6 million in the fourth quarter of fiscal 2023. Operating margin for the fourth quarter of fiscal 2024 was 4.1 percent, compared with 5.2 percent for the fourth quarter of fiscal 2023. Operating performance for the fourth quarter was primarily pressured by lower sales and non-recurrence of the one-time customer payment noted earlier. Excluding the one-time non-recurring payment from the fourth quarter of fiscal 2023, operating margin for the fourth quarter of fiscal 2024 would have improved compared to the prior-year period.

▪
For fiscal 2024, sales were $109.0 million, down 12.1 percent compared with sales of $123.9 million for fiscal 2023. This decrease primarily reflects ongoing softness in the residential home furnishings industry, where demand was pressured by a challenging macro-economic environment. Sales during the prior year were also positively affected by receipt of the one-time customer payment noted earlier.

▪
For the full year, operating income was $5.8 million for fiscal 2024, a significant improvement compared with operating income of 2.0 million for fiscal 2023. Operating margin for fiscal 2024 was 5.3 percent, again a significant improvement compared to the prior year.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

▪
Operating performance for fiscal 2024, as compared to the prior year (which was negatively affected by higher-than-normal inventory markdowns and restructuring and related charges), was positively affected by a more profitable mix of sales; better inventory management; a more favorable foreign exchange rate in China; and lower fixed costs. These factors were partially offset by lower sales during the year.

Balance Sheet, Cash Flow, and Liquidity

▪
As of April 28, 2024, the company reported $10.0 million in total cash and no outstanding debt.

▪
Cash flow from operations and free cash flow were negative $(8.2) million and negative $(10.8) million, respectively, for fiscal 2024. (See reconciliation table at the back of this press release.) As expected, the company’s cash flow from operations and free cash flow during the fiscal year were affected by operating losses and planned strategic investments in capital expenditures mostly related to the CHF transformation plan.

▪
Capital expenditures for fiscal 2024 were $3.7 million. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality, especially for the CHF segment.

▪
As of April 28, 2024, the company had approximately $32.5 million in liquidity, consisting of $10.0 million in total cash and $22.5 million in borrowing availability under the company's domestic and foreign credit facilities.

▪
The company intends to utilize some borrowings under its domestic and/or foreign credit facilities during fiscal 2025 in connection with its restructuring activities and to fund working capital to grow the business. Importantly, the company still expects to maintain a positive net cash position and to fund most of the cash costs associated with the restructuring from the eventual sale of excess equipment.

▪
Assuming the completion of all restructuring actions and the sale of associated real estate by the end of fiscal 2025, the company currently projects its cash as of the end of fiscal 2025 to be higher than its $10.0 million in cash as of the end of fiscal 2024.

Financial Outlook

▪
Due to the uncertainty in the macro-environment, as well as the significant activity underway in connection with the company's restructuring initiatives, the company is only providing limited financial guidance at this time. While macro demand is expected to remain challenged in the first quarter of fiscal 2025, pressuring year-over-year sales results, the company does expect its consolidated net sales for the first quarter to be moderately higher as compared sequentially to the fourth quarter of fiscal 2024. The company will update progress on its restructuring initiatives every quarter, and post restructuring, the company expects to return to positive operating income (on a monthly basis) sometime in the second half of fiscal 2025.
▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fourth quarter and fiscal 2024 year on Friday, June 28, 2024, at 11:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on June 28, 2024.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer:

(336) 881-5630

krbowling@culp.com

About the Company

Culp, Inc. is one of the largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture in North America. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructurings, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, restructuring and restructuring-related charges, expenses, and/or credits, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property,

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabrics operation and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE THREE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	April 28,	April 30,	% Over	April 28,	April 30,
	2024	2023	(Under)	2024	2023
Net sales	$49,528	$61,426	(19.4)%	100.0%	100.0%
Cost of sales	(44,327)	(54,538)	(18.7)%	89.5%	88.8%
Gross profit	5,201	6,888	(24.5)%	10.5%	11.2%
Selling, general and administrative expenses	(9,245)	(10,845)	(14.8)%	18.7%	17.7%
Restructuring expense (2) (3)	(204)	(70)	191.4%	0.4%	0.1%
Loss from operations	(4,248)	(4,027)	5.5%	(8.6)%	(6.6)%
Interest expense	(11)	—	100.0%	(0.0)%	—
Interest income	263	239	10.0%	0.5%	0.4%
Other expense	(64)	(95)	(32.6)%	(0.1)%	(0.2)%
Loss before income taxes	(4,060)	(3,883)	4.6%	(8.2)%	(6.3)%
Income tax expense (4)	(805)	(798)	0.9%	(19.8)%	(20.6)%
Net loss	$(4,865)	$(4,681)	3.9%	(9.8)%	(7.6)%

Net loss per share - basic	$(0.39)	$(0.38)	2.6%
Net loss per share - diluted	$(0.39)	$(0.38)	2.6%
Average shares outstanding-basic	12,470	12,316	1.3%
Average shares outstanding-diluted	12,470	12,316	1.3%

Notes

(1) See page 14 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending April 28, 2024, and April 30, 2023.

(2) Restructuring expense of $204,000 for the three months ending April 28, 2024, represents employee termination benefits related to the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

(3) Restructuring expense of $70,000 for the three months ending April 30, 2023, represents employee termination benefits of $39,000 and other associated costs $31,000 related to the consolidation of certain leased facilities located in Ouanaminthe, Haiti.

(4) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	April 28,	April 30,	% Over	April 28,	April 30,
	2024	2023	(Under)	2024	2023
Net sales	$225,333	$234,934	(4.1)%	100.0%	100.0%
Cost of sales (2) (3)	(197,394)	(224,038)	(11.9)%	87.6%	95.4%
Gross profit	27,939	10,896	156.4%	12.4%	4.6%
Selling, general and administrative expenses	(38,611)	(37,978)	1.7%	17.1%	16.2%
Restructuring expense (4) (5)	(636)	(1,396)	(54.4)%	0.3%	0.6%
Loss from operations	(11,308)	(28,478)	(60.3)%	(5.0)%	(12.1)%
Interest expense	(11)	—	100.0%	—%	—
Interest income	1,174	531	121.1%	0.5%	0.2%
Other expense	(625)	(443)	41.1%	0.3%	0.2%
Loss before income taxes	(10,770)	(28,390)	(62.1)%	(4.8)%	(12.1)%
Income tax expense (6)	(3,049)	(3,130)	(2.6)%	(28.3)%	(11.0)%
Net loss	$(13,819)	$(31,520)	(56.2)%	(6.1)%	(13.4)%

Net loss per share - basic	$(1.11)	$(2.57)	(56.8)%
Net loss per share - diluted	$(1.11)	$(2.57)	(56.8)%
Average shares outstanding-basic	12,432	12,283	1.2%
Average shares outstanding-diluted	12,432	12,283	1.2%

Notes

(1) See page 15 for the Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve months ending April 28, 2024, and April 30, 2023.

(2) Cost of sales for the twelve months ending April 28, 2024, includes a restructuring related charge totaling $40,000 representing markdowns of inventory related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(3) Cost of sales for the twelve months ending April 30, 2023, includes a restructuring related charge totaling $98,000, which pertained to a loss on disposal and markdowns of inventory related to the exit of the company's cut and sew upholstery fabrics operation located in Shanghai, China.

(4) Restructuring expense of $636,000 for the twelve months ending April 28, 2024, represents impairment charges related to equipment of $329,000 and employee termination benefits of $103,000 related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti. In addition, during the fourth quarter of fiscal 2024, restructuring expense of $204,000 was incurred for employee termination benefits related to the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

(5) Restructuring expense of $1.4 million for the twelve months ending April 30, 2023, relates to restructuring activities for both the company's cut and sew upholstery fabrics operations located in Shanghai, China, which occurred during the second quarter of fiscal 2023, and located in Ouananminthe, Haiti, which occurred during the third and fourth quarters of fiscal 2023. Restructuring expense represents employee termination benefits of $507,000, lease termination costs of $481,000, impairment losses totaling $357,000 that relate to leasehold improvements and equipment, and $51,000 for other associated costs.

(6) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CONSOLIDATED BALANCE SHEETS

APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)
	April 28,	*April 30,	Increase (Decrease)
	2024	2023	Dollars	Percent
Current assets
Cash and cash equivalents	$10,012	20,964	(10,952)	(52.2)%
Short-term investments - rabbi trust	903	1,404	(501)	(35.7)%
Accounts receivable, net	21,138	24,778	(3,640)	(14.7)%
Inventories	44,843	45,080	(237)	(0.5)%
Short-term note receivable	264	219	45	20.5%
Current income taxes receivable	350	—	350	100.0%
Other current assets	3,371	3,071	300	9.8%
Total current assets	80,881	95,516	(14,635)	(15.3)%

Property, plant & equipment, net	33,182	36,111	(2,929)	(8.1)%
Right of use assets	6,203	8,191	(1,988)	(24.3)%
Intangible assets	1,876	2,252	(376)	(16.7)%
Long-term investments - rabbi trust	7,102	7,067	35	0.5%
Long-term note receivable	1,462	1,726	(264)	(15.3)%
Deferred income taxes	518	480	38	7.9%
Other assets	830	840	(10)	(1.2)%
Total assets	$132,054	152,183	(20,129)	(13.2)%

Current liabilities
Accounts payable - trade	25,607	29,442	(3,835)	(13.0)%
Accounts payable - capital expenditures	343	56	287	512.5%
Operating lease liability - current	2,061	2,640	(579)	(21.9)%
Deferred compensation - current	903	1,404	(501)	(35.7)%
Deferred revenue	1,495	1,192	303	25.4%
Accrued expenses	6,726	8,533	(1,807)	(21.2)%
Income taxes payable - current	972	753	219	29.1%
Total current liabilities	38,107	44,020	(5,913)	(13.4)%

Operating lease liability - long-term	2,422	3,612	(1,190)	(32.9)%
Income taxes payable - long-term	2,088	2,675	(587)	(21.9)%
Deferred income taxes	6,379	5,954	425	7.1%
Deferred compensation - long-term	6,929	6,842	87	1.3%
Total liabilities	55,925	63,103	(7,178)	(11.4)%
Shareholders' equity	76,129	89,080	(12,951)	(14.5)%
Total liabilities and shareholders' equity	$132,054	152,183	(20,129)	(13.2)%
Shares outstanding	12,470	12,327	143	1.2%

* Derived from audited financial statements.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	April 28,	April 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(13,819)	$(31,520)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	6,521	6,845
Non-cash inventory (credit) charge (1) (2)	(1,628)	5,819
Amortization	390	438
Stock-based compensation	915	1,145
Deferred income taxes	387	(2)
Gain on sale of equipment	(299)	(314)
Non-cash restructuring expense	330	791
Foreign currency exchange gain	(593)	(537)
Changes in assets and liabilities:
Accounts receivable	3,559	(2,642)
Inventories	1,593	15,370
Other current assets	(329)	(297)
Other assets	(115)	86
Accounts payable	(2,926)	10,274
Deferred revenue	303	672
Accrued expenses and deferred compensation	(1,870)	853
Income taxes	(643)	823
Net cash (used in) provided by operating activities	(8,224)	7,804
Cash flows from investing activities:
Capital expenditures	(3,711)	(2,108)
Proceeds from the sale of equipment	385	468
Proceeds from note receivable	330	15
Proceeds from the sale of investments (rabbi trust)	1,449	2,058
Purchase of investments (rabbi trust)	(884)	(1,185)
Net cash used in investing activities	(2,431)	(752)
Cash flows from financing activities:
Proceeds from line of credit - China	4,166	—
Payments associated with line of credit - China	(4,146)	—
Common stock surrendered for withholding taxes payable	(146)	(33)
Payments of debt issuance costs	—	(403)
Net cash used in financing activities	(126)	(436)
Effect of exchange rate changes on cash and cash equivalents	(171)	(202)
(Decrease) increase in cash and cash equivalents	(10,952)	6,414
Cash and cash equivalents at beginning of year	20,964	14,550
Cash and cash equivalents at end of year	$10,012	$20,964
Free Cash Flow (3)	$(10,826)	$6,850

(1) The non-cash inventory credit of $1.6 million for the twelve months ending April 28, 2024, mostly represents adjustments for inventory markdowns based on the company's policy for aged inventory. The $1.6 million is based on inventory on hand as of April 28, 2024, and relates to both the mattress fabrics and upholstery fabrics segments. In addition, the $1.6 million includes a $40,000 charge associated with the upholstery fabrics segment related to markdowns of inventory associated with the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) The non-cash inventory charge of $5.8 million for the twelve months ending April 28, 2023, represents a $2.9 million charge for the write down of inventory to its net realizable value associated with the mattress fabrics segment, $2.8 million related to markdowns of inventory estimated based on the company's policy for aged inventory for both the mattress and upholstery fabrics segments, and $98,000 for the loss on disposal and markdowns of inventory related to the exit of the company's cut and sew upholstery fabrics operation located in Shanghai, China.

(3) See next page for Reconciliation of Free Cash Flow for the twelve-month periods ending April 28, 2024, and April 29, 2023.

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	April 28,	April 30,
	2024	2023
A) Net cash (used in) provided by operating activities	$(8,224)	$7,804
B) Minus: Capital expenditures	(3,711)	(2,108)
C) Plus: Proceeds from the sale of equipment	385	468
D) Plus: Proceeds from note receivable	330	15
E) Plus: Proceeds from the sale of investments (rabbi trust)	1,449	2,058
F) Minus: Purchase of investments (rabbi trust)	(884)	(1,185)
G) Effects of exchange rate changes on cash and cash equivalents	(171)	(202)
Free Cash Flow	$(10,826)	$6,850

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 28,	April 30,	% Over	April 28,	April 30,
Net Sales by Segment	2024	2023	(Under)	2024	2023
Mattress Fabrics	$25,750	$30,696	(16.1)%	52.0%	50.0%
Upholstery Fabrics	23,778	30,730	(22.6)%	48.0%	50.0%
Net Sales	$49,528	$61,426	(19.4)%	100.0%	100.0%

Gross Profit				Gross Margin
Mattress Fabrics	$292	$591	(50.6)%	1.1%	1.9%
Upholstery Fabrics	4,909	6,297	(22.0)%	20.6%	20.5%
Total Gross Profit	5,201	6,888	(24.5)%	10.5%	11.2%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,221	$3,121	3.2%	12.5%	10.2%
Upholstery Fabrics	3,934	4,686	(16.0)%	16.5%	15.2%
Unallocated Corporate Expenses	2,090	3,038	(31.2)%	4.2%	4.9%
Selling, General and Administrative Expenses	$9,245	$10,845	(14.8)%	18.7%	17.7%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(2,929)	$(2,530)	15.8%	(11.4)%	(8.2)%
Upholstery Fabrics	975	1,611	(39.5)%	4.1%	5.2%
Unallocated Corporate Expenses	(2,090)	(3,038)	(31.2)%	(4.2)%	(4.9)%
Total Segment Loss from Operations	(4,044)	(3,957)	2.2%	(8.2)%	(6.4)%
Restructuring Expense (1)	(204)	(70)	191.4%	(0.4)%	(0.1)%
Loss from Operations	$(4,248)	$(4,027)	5.5%	(8.6)%	(6.6)%

Depreciation Expense by Segment
Mattress Fabrics	$1,461	$1,426	2.5%
Upholstery Fabrics	162	193	(16.1)%
Depreciation Expense	$1,623	$1,619	0.2%

Notes

(1) See page 14 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending April 28, 2024, and April 30, 2023.

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 28,	April 30,	% Over	April 28,	April 30,
Net Sales by Segment	2024	2023	(Under)	2024	2023
Mattress Fabrics	$116,370	$110,995	4.8%	51.6%	47.2%
Upholstery Fabrics	108,963	123,939	(12.1)%	48.4%	52.8%
Net Sales	$225,333	$234,934	(4.1)%	100.0%	100.0%

Gross Profit (Loss):				Gross Margin
Mattress Fabrics	$6,289	$(6,739)	(193.3)%	5.4%	(6.1)%
Upholstery Fabrics	21,690	17,733	22.3%	19.9%	14.3%
Total Segment Gross Profit	27,979	10,994	154.5%	12.4%	4.7%
Restructuring Related Charge (1)	(40)	(98)	(59.2)%	(0.0)%	(0.0)%
Gross Profit	$27,939	$10,896	156.4%	12.4%	4.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$13,134	$11,942	10.0%	11.3%	10.8%
Upholstery Fabrics	15,903	15,739	1.0%	14.6%	12.7%
Unallocated Corporate Expenses	9,574	10,297	(7.0)%	4.2%	4.4%
Selling, General and Administrative Expenses	$38,611	$37,978	1.7%	17.1%	16.2%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(6,845)	$(18,681)	(63.4)%	(5.9)%	(16.8)%
Upholstery Fabrics	5,787	1,994	190.2%	5.3%	1.6%
Unallocated Corporate Expenses	(9,574)	(10,297)	(7.0)%	(4.2)%	(4.4)%
Total Segment Loss from Operations	(10,632)	(26,984)	(60.6)%	(4.7)%	(11.5)%
Restructuring Related Charge (1)	(40)	(98)	(59.2)%	(0.0)%	(0.0)%
Restructuring Expense (1)	(636)	(1,396)	(54.4)%	(0.3)%	(0.6)%
Loss from Operations	$(11,308)	$(28,478)	(60.3)%	(5.0)%	(12.1)%

Return on Capital Employed (2)
Mattress Fabrics	(10.8)%	(25.8)%	(58.1)%
Upholstery Fabrics	62.5%	11.2%	458.0%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(13.9)%	(28.7)%	(51.6)%
Capital Employed (2) (3)
Mattress Fabrics	$62,257	$64,107	(2.9)%
Upholstery Fabrics	7,259	9,489	(23.5)%
Unallocated Corporate	4,999	3,197	56.4%
Consolidated	$74,515	$76,793	(3.0)%

Depreciation Expense by Segment
Mattress Fabrics	$5,883	$6,050	(2.8)%
Upholstery Fabrics	638	795	(19.7)%
Depreciation Expense	$6,521	$6,845	(4.7)%

Notes

(1) See page 15 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve months ending April 28, 2024, and April 30, 2023.

(2) See pages 17 through 20 for calculation of Return on Capital Employed by Segment for the twelve months ending April 28, 2024, and April 30, 2023, and a reconciliation to information from our U.S. GAAP financial statements.

(3) The capital employed balances are as of April 28, 2024, and April 30, 2023.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	April 28,		April 28,
	2024	Adjustments	2024

Net sales	$49,528	—	$49,528
Cost of sales	(44,327)	—	(44,327)
Gross profit	5,201	—	5,201
Selling, general and administrative expenses	(9,245)	—	(9,245)
Restructuring expense (1)	(204)	204	—
Loss from operations	$(4,248)	204	$(4,044)

Notes

(1) Restructuring expense of $204,000 for the three months ending April 28, 2024, represents employee termination benefits related to the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

	As Reported		Adjusted Results
	April 30,		April 30,
	2023	Adjustments	2023

Net sales	$61,426	—	$61,426
Cost of sales	(54,538)	—	(54,538)
Gross profit	6,888	—	6,888
Selling, general and administrative expenses	(10,845)	—	(10,845)
Restructuring expense (1)	(70)	70	—
Loss from operations	$(4,027)	70	$(3,957)

Notes

(1) Restructuring expense of $70,000 for the three-months ending April 30, 2023, represents employee termination benefits of $39,000 and other associated costs of $31,000 that related to the consolidation of certain leased facilities located in Ouanaminthe, Haiti.

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	April 28,		April 28,
	2024	Adjustments	2024

Net sales	$225,333	—	$225,333
Cost of sales (1)	(197,394)	40	(197,354)
Gross profit	27,939	40	27,979
Selling, general and administrative expenses	(38,611)	—	(38,611)
Restructuring expense (2)	(636)	636	—
Loss from operations	$(11,308)	676	$(10,632)

Notes

(1) Cost of sales for the twelve months ending April 28, 2024, includes a restructuring related charge totaling $40,000 representing markdowns of inventory related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) Restructuring expense of $636,000 for the twelve months ending April 28, 2024, represents impairment charges related to equipment of $329,000 and employee termination benefits of $103,000 related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti. In addition, during the fourth quarter of fiscal 2024, restructuring expense of $204,000 was incurred for employee termination benefits related to the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

	As Reported		Adjusted Results
	April 30,		April 30,
	2023	Adjustments	2023

Net sales	$234,934	—	$234,934
Cost of sales (1)	(224,038)	98	(223,940)
Gross profit	10,896	98	10,994
Selling, general and administrative expenses	(37,978)	—	(37,978)
Restructuring expense (2)	(1,396)	1,396	—
Loss from operations	$(28,478)	1,494	$(26,984)

Notes

(1) Cost of sales for the twelve months ending April 28, 2024, includes a restructuring related charge totaling $98,000, which pertained to a loss on disposal and markdowns of inventory related to the exit of the company's cut and sew upholstery fabrics operation located in Shanghai, China.

(2) Restructuring expense of $1.4 million for the twelve months ending April 30, 2023, relates to restructuring activities for both the company's cut and sew upholstery fabrics operations located in Shanghai, China, which occurred during the second quarter of fiscal 2023, and located in Ouananminthe, Haiti, which occurred during the third and fourth quarters of fiscal 2023. Restructuring expense represents employee termination benefits of $507,000, lease termination costs of $481,000, impairment losses totaling $357,000 that relate to leasehold improvements and equipment, and $51,000 for other associated costs.

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CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	July 30,	October 29,	January 28,	April 28,	April 28,
	2023	2023	2024	2024	2024
Net loss	$(3,342)	$(2,424)	$(3,188)	$(4,865)	$(13,819)
Income tax expense	701	516	1,027	805	3,049
Interest income, net	(345)	(282)	(284)	(252)	(1,163)
Depreciation expense	1,635	1,617	1,646	1,623	6,521
Restructuring expense (credit)	338	144	(50)	204	636
Restructuring related charge (credit)	179	(78)	(61)	—	40
Amortization expense	96	97	98	99	390
Stock based compensation	322	163	262	168	915
Adjusted EBITDA	$(416)	$(247)	$(550)	$(2,218)	$(3,431)

% Net Sales	(0.7)%	(0.4)%	(0.9)%	(4.5)%	(1.5)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	July 31,	October 30,	January 29,	April 30,	April 30,
	2022	2022	2023	2023	2023
Net loss (1)	$(5,698)	$(12,173)	$(8,968)	$(4,681)	$(31,520)
Income tax expense	896	1,150	286	798	3,130
Interest income, net	(17)	(79)	(196)	(239)	(531)
Depreciation expense	1,768	1,719	1,739	1,619	6,845
Restructuring expense	—	615	711	70	1,396
Restructuring related charge	—	98	—	—	98
Amortization expense	105	109	109	115	438
Stock based compensation	252	313	322	258	1,145
Adjusted EBITDA (1)	$(2,694)	$(8,248)	$(5,997)	$(2,060)	$(18,999)

% Net Sales	(4.3)%	(14.1)%	(11.4)%	(3.4)%	(8.1)%

% Over (Under)	(84.6)%	(97.0)%	(90.8)%	7.7%	(81.9)%

(1) Net loss and adjusted EBITDA for the quarter ended October 30, 2022, and the twelve-month period ending April 30, 2023, includes a non-cash charge totaling $5.2 million, which represents a $2.9 million charge for the write down of inventory to its net realizable value associated with the mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on the company's policy for aged inventory for both the mattress and upholstery fabrics segments.

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	April 28, 2024	Employed (2)	Employed (1)
Mattress Fabrics	$(6,845)	$63,189	(10.8)%
Upholstery Fabrics	5,787	9,263	62.5%
Unallocated Corporate	(9,574)	3,784	N.M.
Total	$(10,632)	$76,235	(13.9)%

Average Capital Employed	As of the three Months April 28, 2024				As of the three Months January 28, 2024				As of the three Months October 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$72,060	32,629	27,365	132,054	$75,572	38,085	28,341	141,998	$75,924	35,082	31,154	142,160
Total liabilities	(9,803)	(25,370)	(20,752)	(55,925)	(8,234)	(32,201)	(20,767)	(61,202)	(14,739)	(23,758)	(20,035)	(58,532)
Subtotal	$62,257	$7,259	6,613	$76,129	$67,338	$5,884	$7,574	$80,796	$61,185	$11,324	$11,119	$83,628
Cash and cash equivalents	—	—	(10,012)	(10,012)	—	—	(12,585)	(12,585)	—	—	(15,214)	(15,214)
Short-term investments - Rabbi Trust	—	—	(903)	(903)	—	—	(937)	(937)	—	—	(937)	(937)
Current income taxes receivable	—	—	(350)	(350)	—	—	(476)	(476)	—	—	(340)	(340)
Long-term investments - Rabbi Trust	—	—	(7,102)	(7,102)	—	—	(7,083)	(7,083)	—	—	(6,995)	(6,995)
Deferred income taxes - non-current	—	—	(518)	(518)	—	—	(531)	(531)	—	—	(472)	(472)
Deferred compensation - current	—	—	903	903	—	—	937	937	—	—	937	937
Income taxes payable - current	—	—	972	972	—	—	1,070	1,070	—	—	998	998
Income taxes payable - long-term	—	—	2,088	2,088	—	—	2,072	2,072	—	—	2,055	2,055
Deferred income taxes - non-current	—	—	6,379	6,379	—	—	6,177	6,177	—	—	5,663	5,663
Deferred compensation non-current	—	—	6,929	6,929	—	—	6,856	6,856	—	—	6,748	6,748
Total Capital Employed	$62,257	$7,259	$4,999	$74,515	$67,338	$5,884	$3,074	$76,296	$61,185	$11,324	$3,562	$76,071

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	As of the three Months Ended July 30, 2023				As of the three Months Ended April 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$72,286	37,592	33,024	142,902	$75,494	39,127	37,562	152,183
Total liabilities	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)
Subtotal	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080
Cash and cash equivalents	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)
Short-term investments - Rabbi Trust	—	—	(791)	(791)	—	—	(1,404)	(1,404)
Current income taxes receivable	—	—	(202)	(202)	—	—	-	-
Long-term investments - Rabbi Trust	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)
Deferred income taxes - non-current	—	—	(476)	(476)	—	—	(480)	(480)
Deferred compensation - current	—	—	791	791	—	—	1,404	1,404
Accrued restructuring	—	—	10	10	—	—	—	—
Income taxes payable - current	—	—	526	526	—	—	753	753
Income taxes payable - long-term	—	—	2,710	2,710	—	—	2,675	2,675
Deferred income taxes - non-current	—	—	5,864	5,864	—	—	5,954	5,954
Deferred compensation non-current	—	—	6,966	6,966	—	—	6,842	6,842
Total Capital Employed	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$63,189	$9,263	$3,784	$76,235

Notes

(1) Return on average capital employed represents the twelve months operating (loss) income as of April 28, 2024, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(2) Average capital employed was computed using the five quarterly periods ending April 28, 2024, January 28, 2024, October 29, 2023, July 30, 2023, and April 30, 2023.

(3) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for Third Quarter Fiscal 2024, With Continued Sequential and Year-Over-Year Improvement

March 6, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	April 30, 2023	Employed (2)	Employed (1)
Mattress Fabrics	$(18,681)	$72,282	(25.8)%
Upholstery Fabrics	1,994	17,853	11.2%
Unallocated Corporate	(10,297)	3,808	N.M.
Total	$(26,984)	$93,943	(28.7)%

Average Capital Employed	As of the three Months Ended April 30, 2023				As of the three Months Ended January 29, 2023				As of the three Months Ended October 30, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$75,494	39,127	37,562	152,183	$75,393	39,817	35,388	150,598	$78,366	44,934	38,330	161,630
Total liabilities	(11,387)	(29,638)	(22,078)	(63,103)	(9,511)	(24,367)	(23,216)	(57,094)	(9,895)	(26,108)	(23,519)	(59,522)
Subtotal	$64,107	$9,489	$15,484	$89,080	$65,882	$15,450	$12,172	$93,504	$68,471	$18,826	$14,811	$102,108
Cash and cash equivalents	—	—	(20,964)	(20,964)	—	—	(16,725)	(16,725)	—	—	(19,137)	(19,137)
Short-term investments - Rabbi Trust	—	—	(1,404)	(1,404)	—	—	(2,420)	(2,420)	—	—	(2,237)	(2,237)
Current income taxes receivable	—	—	—	—	—	—	(238)	(238)	—	—	(510)	(510)
Long-term investments - Rabbi Trust	—	—	(7,067)	(7,067)	—	—	(7,725)	(7,725)	—	—	(7,526)	(7,526)
Deferred income taxes - non-current	—	—	(480)	(480)	—	—	(463)	(463)	—	—	(493)	(493)
Deferred compensation - current	—	—	1,404	1,404	—	—	2,420	2,420	—	—	2,237	2,237
Accrued restructuring	—	—	—	—	—	—	—	—	—	—	33	33
Income taxes payable - current	—	—	753	753	—	—	467	467	—	—	969	969
Income taxes payable - long-term	—	—	2,675	2,675	—	—	2,648	2,648	—	—	2,629	2,629
Deferred income taxes - non-current	—	—	5,954	5,954	—	—	6,089	6,089	—	—	5,700	5,700
Deferred compensation - long-term	—	—	6,842	6,842	—	—	7,590	7,590	—	—	7,486	7,486
Total Capital Employed	$64,107	$9,489	$3,197	$76,793	$65,882	$15,450	$3,815	$85,147	$68,471	$18,826	$3,962	$91,259

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2024, Provides Update on Restructuring Initiatives

June 27, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	As of the three Months Ended July 31, 2022				As of the three Months Ended May 1, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$90,842	51,053	38,595	180,490	$92,609	51,124	33,830	177,563
Total liabilities	(11,934)	(30,762)	(23,799)	(66,495)	(8,569)	(25,915)	(23,578)	(58,062)
Subtotal	$78,908	$20,291	$14,796	$113,995	$84,040	$25,209	$10,252	$119,501
Cash and cash equivalents	—	—	(18,874)	(18,874)	—	—	(14,550)	(14,550)
Current income taxes receivable	—	—	(798)	(798)	—	—	(857)	(857)
Long-term investments - Rabbi Trust	—	—	(9,567)	(9,567)	—	—	(9,357)	(9,357)
Deferred income taxes - non-current	—	—	(546)	(546)	—	—	(528)	(528)
Income taxes payable - current	—	—	587	587	—	—	413	413
Income taxes payable - long-term	—	—	3,118	3,118	—	—	3,097	3,097
Deferred income taxes - non-current	—	—	6,007	6,007	—	—	6,004	6,004
Deferred compensation - long-term	—	—	9,528	9,528	—	—	9,343	9,343
Total Capital Employed	$78,908	$20,291	$4,251	$103,450	$84,040	$25,209	$3,817	$113,066

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$72,282	$17,853	$3,808	$93,943

Notes

(1) Return on average capital employed represents the last twelve months operating (loss) income as of April 30, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, accrued restructuring, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(2) Average capital employed was computed using the five quarterly periods ending April 30, 2023, January 29, 2023, October 30, 2022, July 31, 2022, and May 1, 2022.

(3) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.